Operations	12 Months Ended
Dec. 31, 2024
Operations
Operations

1. Operations

Nu Holdings Ltd. ("Company" or "Nu Holdings") was incorporated as an exempted Company under the Companies Law of the Cayman Islands on February 26, 2016. The address of the Company's registered office is Willow House, 4th floor, Cricket Square, Grand Cayman - Cayman Islands. Nu Holdings has no operating activities with customers.

The Company’s shares are publicly traded on the New York Stock Exchange ("NYSE") under the symbol “NU”. The Company holds investments in several operating entities and, as of December 31, 2024, its significant operating subsidiaries were:

●	Nu Pagamentos S.A. - Instituição de Pagamento (“Nu Pagamentos”) is an indirect subsidiary domiciled in Brazil. Nu Pagamentos is engaged in the issuance and administration of credit cards, payment transfers through a prepaid account, and participation in other companies as a partner or shareholder. Its main products include a Mastercard international credit card, managed via a smartphone app, and the NuAccount, a 100% digital smartphone app, maintenance-free prepaid account which also includes features of a traditional bank account, such as PIX (electronic transfers), bill payments, and ATM withdrawals.
●	Nu Financeira S.A. – SCFI (“Nu Financeira”) is an indirect subsidiary domiciled in Brazil, with personal loans and retail deposits as its main products. It offers customizable loans with transparent terms and conditions managed via a smartphone app, allowing 24/7 issuance, repayment, and prepayments through NuAccount. Additionally, Nu Financeira issues Bank Deposit Receipts (RDB) to NuAccount holders with daily liquidity and a defined maturity date, and provides credit to Nu Pagamentos credit card holders for overdue invoices and revolving credit.
●	Nu Investimentos S.A. - Corretora de Títulos e Valores Mobiliários ("Nu Investimento") (previously known as Nu Invest Corretora de Valores S.A. ("Nu Invest") is an indirect subsidiary acquired in June 2021, domiciled in Brazil, and is a digital investment broker dealer in Brazil.
●	Nu México Financiera, S.A. de C.V., S.F.P. ("Nu Mexico Financiera"), an indirect subsidiary domiciled in Mexico. Nu Mexico Financiera is engaged in the issuance and administration of credit cards and offers deposits as its main products. Also, Nu Mexico Financeira provides customers in Mexico the opportunity to obtain loans. Customers also have access to the NuAccount, a 100% digital prepaid account available via a smartphone app, which also includes features of a traditional bank account.
●	Nu Colombia Compañía de Financiamiento S.A ("Nu Colombia") is an indirect subsidiary domiciled in Colombia. Nu Colombia is engaged in the issuance and administration of credit cards and NuAccount, which is a 100% digital pre-paid account offered via a smartphone app, which also includes features of a traditional bank account.

The Company and its consolidated subsidiaries are referred to in these consolidated financial statements as the “Group” or "Nu”.

The business plan of Nu provides for the continued growth of its Brazilian, Mexican, and Colombian operations, not only related to existing businesses, such as credit cards, personal loans, investments, and insurance, but also complemented by the launch of new products. Accordingly, these consolidated financial statements were prepared based on the assumption of the Group continuing as a going concern.

The Company’s Board authorized the issuance of these consolidated financial statements on April 16, 2025.

a) Level III BDRs Program discontinuation

On June 28, 2023 the Securities and Exchange Commission of Brazil ("CVM") Collegiate approved the plan for the discontinuance of the Company's Level III BDRs Program and the cancellation of the Company's registration with the CVM as a foreign public issuer of category "A" securities. The Definition Period for Level III BDRs holders to make their choices among the possible alternatives within the scope of the discontinuity plan was closed on August 11, 2023, and the sale of the Class A Common Shares underlying the BDRs that were held by the holders of the BDRs that, within the scope of the Level III BDRs Program Discontinuance plan, were directed to the Sale Procedures, ended on August 21, 2023.

On September 22, 2023 the Company submitted a request to CVM to cancel the registration of the Level III BDRs Program and, consequently, to cancel Company's registry as a foreign issuer before CVM. On October 31, 2023 the cancellation was approved by CVM.

b) Nucoin

In September 2024, the Company announced the repositioning of Nucoin as part of a new loyalty program being developed for Nubank's customers, which led to the discontinuation of the liquidity pool feature that previously enabled clients to buy and sell Nucoin. As result, the Group recorded US$40 million, primarily attributed to marketing expenses, aimed at repositioning Nucoin within the new loyalty program, as well as US$8 million attributable to the impairment of certain capitalized intangible assets associated with the liquidity pool feature.

c) Staff Accounting Bulletin No. 122 (“SAB 122")

In January 2025, the SEC staff released Staff Accounting Bulletin No. 122 (“SAB 122”), which rescinded Staff Accounting Bulletin No. 121 (“SAB 121”). The Company effected the rescission of SAB 121 as of December 31, 2024 on a fully retrospective basis, resulting in the Company derecognizing the previously recognized safeguarding obligation liability related to crypto assets held for other parties and the corresponding safeguarding asset related to crypto assets held for other parties. As a result of the adoption of SAB 122, assets and liabilities related to customer crypto safeguarding were derecognized in the amount of US$153,254 million in the consolidated financial position as of December 31, 2023.

d) Contingent share award - Termination

On November 29, 2022, Mr. David Vélez, the Company's Chief Executive Officer, informed the Company of his unilateral decision to terminate the 2021 Contingent Share Award ("CSA"). As a result of the termination, the Company recorded expenses on that date of US$355,573 due to the acceleration of the vesting. After such one-time recognition, the Company no longer accounted for any expense associated with the 2021 Contingent Share Award. The termination did not impact cash flows and no shares were issued under this CSA. Additional information is disclosed in Note 10b.

e) Issuance of ordinary class A shares

In January 2022, Nubank issued 27,555,298 ordinary class A shares and raised proceeds of US$247,998 as a result of the exercise of the underwriters over-allotment option.

f) Investments activities

On December 12, 2024 Nu made a minority investment in Tyme Group Pte Ltd. ("Tyme") as the lead of its series D funding round. Tyme operates under a hybrid model that combines a customer-centric digital platform with physical experiences, delivered in partnership with nationwide retailers through digital kiosks and bank ambassadors. Tyme specializes in emerging markets populations including South Africa and the Philippines. Additional information is disclosed in Note 18.